SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities  Exchange Act of 1934 Date of
Report (Date of earliest event reported)   September 27, 1996
                                         -----------------------

                           NEVADA ENERGY COMPANY, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-14873                  84-0897771
- --------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation                File Number)           Identification No.)

     401 East Fourth Street, Reno, NV                                  89512
- --------------------------------------------------------------------------------
 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code       (702) 786-7979
                                                   -----------------------------

- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                           NEVADA ENERGY COMPANY, INC.

                                      INDEX


ITEM NUMBER AND CAPTION                                             PAGE NUMBER
- -----------------------                                             -----------

Item 5.  Other Events . . . . . . . . . . . . . . . . . . . . . . .      1

Item 7.  Exhibit - News Release . . . . . . . . . . . . . . . . . .      2

ITEM 5.  Other Events.


On September 27, 1996, the Company announced the appointment on September 26, 1996 of Stefan N. Tevis as its acting President replacing Jeffrey E. Antisdel. Additionally, Richard A. Cascarilla has been replaced as Secretary and Treasurer by Kenton H. Bowers. The Company intends to continue working with Mr. Antisdel and Mr. Cascarilla consulting on the expansion and development of the Company's energy division.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NEVADA ENERGY COMPANY, INC.

                                              /s/ Stefan N. Tevis
                                            -----------------------------
                                            Stefan N. Tevis, President

                                            Date  September 27, 1996
                                                 ------------------------




























                                       1